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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     February 18, 2004
                                                --------------------------------


                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Republic of Panama                   1-11953                     98-0160660
------------------              ----------------             -------------------
 (State or other                (Commission File              (I.R.S. Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)


                               Plaza 2000 Building
                             50th Street, 8th Floor
                               Apartado 0816-01098
                          Panama 5, Republic of Panama
                          ----------------------------
          (Address, including zip code, of principal executive offices)


Registrant's telephone number, including area code      (50-7) 213-0947
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 12.        Results of Operations and Financial Condition.

                On February 18, 2004, the Registrant issued a press release announcing, among other things, an update on resolution of contract variations. A copy of the press release is attached as
                Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WILLBROS GROUP, INC.

Date: February 18, 2004                   By: /s/ Warren L. Williams
                                             -----------------------------------
                                             Warren L. Williams
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer


                                       2
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                                  Exhibit Index

Exhibit
Number                               Description
-------          ----------------------------------------------------

99 Press release dated February 18, 2004, issued by the Registrant.